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                                                                                                                      EXHIBIT 10.22

                                                                                                           CHANGE IN TERMS AGREEMENT

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Principal          Loan Date        Maturity           LOAN NO          CALL I COIL           Account        Officer
$.750,000.00       02-01-2006      03-0172007        0000011001           4021326           E0100617967       MRROR     Initials
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   References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item
                          Any item above containing "***" has been omitted due to text length limitations
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BORROWER:    MARKETING WORLDWIDE CORPORATION     LENDER:   KEYBANK NATIONAL ASSOCIATION
             2212 GRAND Commerce Dr                        MI-MM-Ann Arbor
             HOWELL, MI 488557320                          100 SOUTH MAIN STREET
                                                           ANN ARBOR, MI 48104
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PRINCIPAL AMOUNT: $750,000.00     INITIAL RATE: 7.000%     DATE OF AGREEMENT: FEBRUARY 1, 2006

DESCRIPTION OF EXISTING INDEBTEDNESS Obligor No. 100617967
Obligation No   11001

Original Promissory Note dated March 1, 2004, in the principal amount of $750,000 00, including any and all amendments thereto

DESCRIPTION OF CHANGE IN TERMS. The maturity date of the Loan is hereby extended to 03/01/2007

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(shall remain unchanged and in full force and effect Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligations) as changed, nor obligate Lender to make any future change in terms Nothing in this Agreement will constitute a satisfaction of the obligation(s) It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligations), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions

PRIOR TO SIGNING THIS AGREEMENT. BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS.



MARKETING WORLDWIDE CORPORATION


By:  /s/ James C. Marvin
     --------------------------------------------
     James C. Marvin, C0O of Marketing Worldwide
     Corporation


JCMD PROPERTIES, LLC, LLC GUARANTOR


By:  /s/ James C. Marvin
     ---------------------------------------------
     James C. Marvin, Member of JCMD PROPERTIES. LLC.
     LLC GUARANTOR


/s/ James C. Marvin                     /s/ Michael Winzkowski
-------------------------------         ----------------------------------------
James C. Marvin, Individual Guarantor   Michael Winzkowski, Individual Guarantor

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